Housing Loans and Deposits from Customers in the Banking Business (Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year) (Detail) ¥ in Millions	Mar. 31, 2020 JPY (¥)
Interest-bearing Deposit Liabilities [Abstract]
2022	¥ 39,145
2023	16,102
2024	10,513
2025	3,238
2026	2,190
Later fiscal years	12,823
Total	¥ 84,011